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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                            _____________________________

                                       FORM 8-K
                            _____________________________


                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934


Date of Report (date of earliest event reported)    February 13, 1998


                           Busse Broadcasting Corporation
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)

       Delaware                33-99622           38-2750516
 -----------------          ------------       ---------------------
(State or other             (Commission        (IRS Employer
jurisdiction                File Number)        Identification No.)
of incorporation)


141 East Michigan Avenue,
Suite 300
Kalamazoo, Michigan                                  49007
----------------------                            ------------
(Address of Principal                             (Zip Code)
Executive Offices)


Registrant's telephone number, including area code     (616) 388-8019
                                                      ----------------

                                        No Change
            ------------------------------------------------------------
            (Former name or former address, if changed since last report)





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                            BUSSE BROADCASTING CORPORATION


ITEM 5:   Other Events:

          Reference is made to the Press Release of Busse Broadcasting Corporation, a Delaware corporation (the "Company"), and Gray Communications Systems, Inc., a Georgia Corporation (the "Purchaser"), dated February 17, 1998 attached hereto as Exhibit 10.2 and incorporated by reference herein. The Press Release announces that the Purchaser signed a definitive purchase agreement dated as of February 13, 1998 (the "Stock Purchase Agreement") to acquire all of the outstanding capital stock of the Company for a purchase price of (i) $112.0 million, plus (ii) the Company's cash and cash equivalents, less (iii) the aggregate amount of the Company's indebtedness, including the Company's 11 5/8% Secured Senior Notes due 2000. A copy of the Stock Purchase Agreement is attached hereto as Exhibit 10.1 and incorporated by reference herein.

          Consummation of the transactions contemplated by the Stock Purchase Agreement is subject to the receipt of requisite governmental approvals, including the approval of the Federal Communications Commission. The Company can make no assurance as to whether the transactions contemplated by the Stock Purchase Agreement will be completed, but currently anticipates that such transactions will close on or before September 1, 1998.



ITEM 7:   Financial Statements and Exhibits

     A.   Financial Statements:  None

     B.   Exhibits:

          Description                                            Exhibit
          ------------                                           --------

Stock Purchase Agreement dated as of February 13, 1998
by and among Busse Broadcasting Corporation, South Street
Corporate Recovery Fund I, L.P., Greycliff Leveraged Fund
1993, L.P., South Street Leveraged Corporate Recovery
Fund, L.P., South Street Corporate Recovery Fund I
(International), L.P. and Gray Communications Systems, Inc.      10.1

Press Release dated February 17, 1998                            10.2



                                      -2-
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                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BUSSE BROADCASTING CORPORATION
                                          (Registrant)


Dated: February 18, 1998

                                          By:  /s/ James C. Ryan
                                             --------------------------------
                                              Name:  James C. Ryan
                                              Title: Chief Financial Officer


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                       EXHIBIT INDEX

                                                              Exhibit
                                                              -------
Stock Purchase Agreement dated as of February 13, 1998
by and among Busse Broadcasting Corporation, South Street
Corporate Recovery Fund I, L.P., Greycliff Leveraged Fund
1993, L.P., South Street Leveraged Corporate Recovery
Fund, L.P., South Street Corporate Recovery Fund I
(International), L.P. and Gray Communications Systems, Inc.      10.1

Press Release dated February 17, 1998                            10.2